UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 ------------


                      October 25, 2004 (October 22, 2004)
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               Date of Report (Date of earliest event reported)


                           ANTHRACITE CAPITAL, INC.
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            (Exact name of registrant as specified in its charter)


       Maryland                001-13937                  13-397-8906
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   (State or Other        (Commission File No.)       (I.R.S. Employer
    Jurisdiction of                                    Identification
    Incorporation)                                        No.)


       40 East 52nd Street
        New York, New York                                    10022
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     (Address of Principal                                 (Zip Code)
     Executive Offices)


                                (212) 409-3333
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             (Registrant's telephone number, including area code)

                                      N/A
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        (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On October 22, 2004, Anthracite Capital, Inc. (the "Company") issued a press release announcing that the Company priced a new $124.6 million Collateralized Debt Offering, and that accordingly the Company's fourth quarter 2004 results will include an estimated realized gain of approximately $15.2 million. A copy of the press release issued by the Company is attached as Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits

(c)    Exhibits.
99.1   Press release dated October 22, 2004 issued by the Company.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ANTHRACITE CAPITAL, INC.


                                         By: /s/ Robert L. Friedberg
                                             ---------------------------------
                                            Name:  Robert L. Friedberg
                                            Title: Vice President and Secretary

                                         Dated: October 25, 2004

                           ANTHRACITE CAPITAL, INC.
                          CURRENT REPORT ON FORM 8-K
               Report dated October 25, 2004 (October 22, 2004)


                                 EXHIBIT INDEX

Exhibit No.       Description
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99.1              Press Release issued by Anthracite Capital, Inc., dated
                  October 22, 2004.